UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2012

ACELRX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35068	41-2193603
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

575 Chesapeake Drive

Redwood City, CA 94063

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 216-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

2012 Base Salaries

On February 7, 2012 and February 13, 2012, the Board of Directors (the “Board”) of AcelRx Pharmaceuticals, Inc. (the “Company”) approved the 2012 base salaries (effective retroactively to January 1, 2012) for certain of the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission, the “NEOs”) in the amounts set forth in the table below.

Named Executive Officer	2012 Base Salary

Richard A. King, Chief Executive Officer	$426,006

James H. Welch, Chief Financial Officer	$299,000

Pamela P. Palmer, M.D., Ph.D., Chief Medical Officer	$396,550

Lawrence G. Hamel, Chief Development Officer	$292,800

Badri Dasu, Chief Engineering Officer	$278,000

Bonus Payments

On February 7, 2012 and February 13, 2012, the Board approved bonus payments for 2011 performance for certain of the NEOs in the amount set forth in the table below, in accordance with the Company’s established 2011 Cash Bonus Plan.

Named Executive Officer	2011 Bonus

Richard A. King, Chief Executive Officer	$100,842

James H. Welch, Chief Financial Officer	$67,425

Pamela P. Palmer, M.D., Ph.D., Chief Medical Officer	$89,513

Lawrence G. Hamel, Chief Development Officer	$70,892

Badri Dasu, Chief Engineering Officer	$59,645

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2012	ACELRX PHARMACEUTICALS, INC.

	By:	/s/ James H. Welch
James H. Welch
Chief Financial Officer